                                                                      EXHIBIT 24

                              CALPROP CORPORATION

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in (1) Registration Statements No. 2-86872, 33-33640 and 33-57226 and 33-88892 on Form S-8 and (2) Post-
effective amendment No. 1 to Form S-1 on Form S-3 Registration Statement No. 33-62516 of our report dated March 8, 1996 appearing in this Annual Report on Form 10-K of Calprop Corporation for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP
Los Angeles, California
March 8, 1996